PROPERTY, MANUFACTURING FACILITY AND EQUIPMENT (DetailsTextual) (EUR €) In Thousands, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011
Property, Plant and Equipment, Net	€ 8,088	€ 8,508
Accumulated Depreciation, Depletion and Amortization, Property, Plant, and Equipment	14,864	14,147
Lab Instruments [Member]
Property, Plant and Equipment, Net	460	460
Accumulated Depreciation, Depletion and Amortization, Property, Plant, and Equipment	€ 253	€ 230